INCOME TAX (Schedule of Components of Income Taxes) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Income Tax Disclosure [Abstract]
Current taxes: In Israel	$ 4,916	$ 5,841		$ 6,155
Current taxes: Outside Israel	6,954	4,341		7,674
Current taxes	11,870	10,182		13,829
Deferred taxes: In Israel	(300)	(553)		299
Deferred taxes: Outside Israel	(143)	(1,605)		(2,545)
Deferred tax expense (benefit)	(443)	(2,158)		(2,246)
Taxes in respect of prior years: In Israel	339	2,751	[1]	439
Taxes in respect of prior years: Outside Israel	88	81		212
Taxes in respect of prior years	427	2,832		651
Income tax expense (benefit)	$ 11,854	$ 10,856		$ 12,234

[1]	During November 2020, the Company has received from the Israeli tax authority ("ITA") tax assessments for the years 2016-2018 amounting to approximately NIS 13 million (approximately US$ 4 million). An amount of approximately NIS 6 million (approximately US$ 2 million) due to the timing differences (out of this amount, approximately NIS 2 million were claim in the tax assessment for the year ended December 31, 2019) related to the deduction of certain expenses for tax purposes, which was agreed to be deducted in the coming years. Accordingly, the Company recorded an amount of NIS 9 million (approximately US$ 3 million) as tax expense related to prior periods and a deferred tax benefit in a similar amount. In addition, the Company was required to pay the ITA an amount of NIS 2 million (approximately US$ 0.5 million) as interest expense. Such amount was recognized as part of financing income, net.